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                                                                    EXHIBIT 99.1


                        SEPARATION AND RELEASE AGREEMENT


         THIS SEPARATION AND RELEASE AGREEMENT (the "Agreement") is entered into as of the 30th day of September, 2004 by and between Indus International, Inc. (hereinafter "Company") and Thomas R. Madison, Jr. (hereinafter "Employee").

         WHEREAS, Employee is employed by Company in the capacity of Executive Chairman of the Board, and formerly has been employed in the capacity of Chief Executive Officer of the Company, pursuant to that Employment Agreement, dated April 29, 2003 (the "Employment Agreement"); and

         WHEREAS, Employee and Company have mutually agreed to a termination of Employee's employment with the Company; and

         WHEREAS, Employee and Company have mutually agreed that the termination of Employee's employment shall be treated as a termination without "Cause" for purposes of the Employment Agreement and that the Employment Agreement shall govern the parties' rights and obligations with respect Employee's resignation, except as otherwise specifically provided herein;

         NOW, THEREFORE, in consideration of the payments, covenants, and releases described below, and in consideration of other good and valuable consideration, the receipt and sufficiency of all of which is hereby acknowledged, Employee and Company agree as follows:

         1.       Termination of Employment.

         Employee and Company agree that Employee's employment with the Company shall terminate effective as of September 30, 2004 (the "Termination Date"). Employee is not resigning his position on the Board of Directors of Company and shall continue in his role as Chairman of the Board as a non-employee member of the Company's Board of Directors. Employee acknowledges and agrees that Company has met all of its obligations under all agreements, plans, and arrangements with Employee governing his employment and/or compensation or benefits through the date of execution of this Agreement. Employee further acknowledges and admits that he has been paid all wages, bonuses, accrued benefits and other amounts due to him through the date of execution of this Agreement. The parties agree that, with the exception of Sections 7(b)(ii) and (iv) of the Employment Agreement, which are superseded by Sections 2(a)(i) and 2(b) contained herein, Employee is entitled to the severance benefits provided under Section 7(b) of the Employment Agreement, and the parties remain bound by the terms and conditions of the last two sentences of Section 4 of the Employment Agreement (related to director and officer liability insurance coverage) and Sections 9 through 25 of the Employment Agreement. This Agreement is intended to and does settle and resolve all claims of whatever nature that Employee might have against Company for whatever reason as of the date of execution of this Agreement. The parties agree that, except for payments and


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benefits specifically set forth in Section 2 of this Agreement and Section 7 of the Employment Agreement, the Company does not owe any additional amounts to Employee for wages, commissions, back pay, severance pay, bonuses, accrued vacation, benefits, insurance, sick leave, other leave, or any other reason; provided, that Employee's accrued and unused vacation shall be paid to Employee on or before October 15, 2004.

         2.       Severance Payments.

                  (a) In consideration of Employee's promises and the Release and Covenant Not To Sue contained in Paragraph 3 of this Agreement,
Company:

                           (i)      will pay to Employee the aggregate sum of
$600,000 less withholding for taxes and other required items (the "Separation Pay"), which represents an amount equal to Employee's base salary as of the date of this Agreement ($250,000), plus an amount equal to Employee's maximum annual bonus opportunity as of the date of this Agreement ($250,000), plus an additional $100,000 severance amount. Notwithstanding the provisions of Section 7(b) (ii) of the Employment Agreement, which is specifically superseded hereby, the Separation Pay shall be paid in equal installments over a period of twelve
(12) months from the Termination Date in accordance with the Company's normal payroll policies. Such payments shall begin on October 15, 2004, unless Employee revokes this Agreement prior to that date;

                           (ii)     will reimburse Employee for full COBRA
benefits for Employee, pursuant to Section 7(b)(iii) of the Employment Agreement. Pursuant to Section 7(b)(iii) of the Employment Agreement, such payments shall cease when Employee becomes eligible to receive health, medical, and/or dental benefits from a new employer or on March 31, 2006 (whichever event occurs earlier). These reimbursements shall be made by the Company on a monthly basis provided Employee provides reasonable documentation to verify his payment of the COBRA benefits.

                  (b) In further consideration of Employee's promises and the Release and Covenant Not To Sue contained in Paragraph 3 of this Agreement, Company agrees, notwithstanding the terms of the Employment Agreement or any stock option agreement between the Company and Employee, that all of the Employee's stock options, as set forth on Schedule A hereto, to the extent unvested on the Termination Date, shall accelerate and become 100% vested and exercisable on the Termination Date, and all such stock options shall will remain exercisable until fifteen (15) months from the date employee ceases to be a Director of the Company. Schedule A attached hereto contains a complete listing of all stock options held by Employee as of the Termination Date. Except as modified by this Section 2(b), all of Employee's stock options shall continue to be governed by the applicable stock option plan and stock option agreement. This Section 2(b) specifically supersedes Section 7(b)(iv) of the Employment Agreement. Employee acknowledges and agrees that the provisions of this Section 2(b) shall not apply to any stock options that may be granted by the Company to Employee subsequent to the Termination Date.


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                  (c)      The parties acknowledge and agree that the above
payments and agreements have been negotiated and agreed upon voluntarily by both parties. The parties also acknowledge and agree that these amounts exceed any and all pay and benefits to which Employee already may have been entitled by contract or law, or for any other reason, and that they constitute good, valuable and sufficient consideration for Employee's covenants and agreements contained in this Agreement.

         3. Release Of All Claims And Potential Claims Against Company and Covenant Not To Sue.

         In consideration of the payments made to him by Company and the promises contained in this Agreement, Employee, on behalf of himself and his agents and successors in interest, hereby UNCONDITIONALLY RELEASES AND DISCHARGES Company, and all of its past and present successors, subsidiaries, parent corporations, members, managers, owners, partners, lenders, advisors, assigns, affiliated companies, agents, legal representatives, attorneys, employees, officers, trustees and directors (the "Releases") from all claims, liabilities, contracts, contractual obligations, attorneys' fees, demands and causes of action, whether known or unknown, fixed or contingent, that he may have or claim to have against Company or any of the Releasees for any reason as of the date of execution of this Agreement, and hereby AGREES NOT TO FILE A LAWSUIT or other legal claim or charge to assert any claim against any of the Releasees. This Release and Covenant Not To Sue includes, but is not limited to, claims for infliction of emotional distress, claims for defamation, claims for personal injury of any kind, claims for breach of contract, claims for harassment and claims arising under federal, state or local laws prohibiting employment discrimination and claims growing out of any legal restrictions on Company's rights to terminate its employees or to take any other employment action, whether statutory, contractual or arising under common law or case law. Employee specifically acknowledges and agrees that he is releasing, in addition to all other claims, any and all rights under federal and state employment laws including without limitation the Age Discrimination in Employment Act of 1967 ("ADEA"), as amended, 29 U.S.C. Section 621, et seq., the Civil Rights Act of 1964 ("Title VII"), as amended (including amendments made through the Civil Rights Act of 1991), 42 U.S.C. Section 2000e, et seq., 42 U.S.C. Section 1981, as amended, the Americans With Disabilities Act ("ADA"), as amended, 42 U.S.C.
Section 12101, et seq., the Rehabilitation Act of 1973, as amended, 29 U.S.C.
Section 701, et seq., the Employee Retirement Income Security Act of 1974 ("ERISA"), as amended, 29 U.S.C. Section 301, et seq., the Worker Adjustment and Retraining Notification Act, 29 U.S.C. Section 2101, et seq., the Family and Medical Leave Act of 1993 ("FMLA"), as amended, 29 U.S.C. Section 2601 et seq., the Fair Labor Standards Act ("FLSA"), as amended, 29 U.S.C. Section 201 et seq. the Employee Polygraph Protection Act of 1988, 29 U.S.C. Section 2001, et seq., all Georgia Code provisions, all claims under the statutes or common law of any state, and all state and federal workers' compensation laws. Employee warrants that he has not filed any type of claim against Company.


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         4.       Employee Cooperation. Employee agrees, in further
consideration of the above-described payments, that, after the execution of this Agreement, he will cooperate with and assist Company in the following ways:

                  (i) by providing information relevant to matters as to which Employee gained knowledge or with which Employee was involved while employed by Company (the "Matters");

                  (ii) by meeting with Company's attorneys and other representatives, upon reasonable notice from Company, as may reasonably be requested by Company in the event any legal issues should arise involving such Matters; and

                  (iii) by appearing voluntarily at hearings, depositions, trials and other proceedings relating to such Matters, upon reasonable notice from Company.

         5.       Nondisparagement.

         In the event Employee ceases to be a non-employee Director of the Company, Employee agrees and covenants that he will not make any derogatory or disparaging statements about or relating to Company, its business practices, its products, its Board of Directors, its employees, or its employment practices for two (2) years following the date he ceases to be a non-employee Director.

         6.       Return of Materials.

         In the event Employee ceases to be a non-employee Director of the Company, Employee agrees to promptly return all documents, materials, equipment, keys, Company credit cards, financial information, customer information, Trade Secrets (as defined in the Georgia Trade Secrets Act), Confidential Information (as defined below), sales information, contracts, order information, customer contact information, correspondence relating to Company, a customer or any Releasee, computer data and other material and information relating to Company, any of the Releasees or Company's business and not to retain or provide to anyone else any copies thereof.

         7. Restrictive Covenants. Employee acknowledges and agrees that he remains subject to the covenants contained in Sections 11 through 16 of the Employment Agreement and that the Company's payment of the Severance Pay is fully conditioned upon Employee's compliance with such covenants and the covenants contained in Paragraphs 4, 5, 6, and 8 hereof (collectively, the "Restrictive Covenants").

         8.       Confidentiality of this Agreement.

         The provisions of this Agreement shall be held in strictest confidence by Employee and Company. Employee shall not publicize or disclose it in any manner whatsoever; provided, however, that Employee may disclose this Agreement:
(a) to Employee's immediate family; (b) to Employee's attorney, accountant, and financial


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advisor; and (c) as required by order of a court of competent jurisdiction or as otherwise required by law. Company shall not publicize or disclose it in any manner whatsoever; provided, however, that Company may disclose this Agreement:
(a) to the Company's Board of Directors in the exercise of their fiduciary duties; (b) to employees of the Company that have a reasonable need to know in order for the Company to process payments and to comply with the terms of the Agreement; (c) to the Company's accountants, lawyers and other advisors to ensure that the terms of the Agreement are properly treated from an accounting legal perspective; and (d) as required by order of a court of competent jurisdiction or as otherwise required by law, including, without limitation, the federal securities laws.

         9.       ACKNOWLEDGMENT.

         COMPANY HEREBY ADVISES EMPLOYEE TO CONSULT WITH AN ATTORNEY PRIOR TO EXECUTING THIS AGREEMENT. EMPLOYEE EXPRESSLY ACKNOWLEDGES AND AGREES THAT HE HAS READ THIS AGREEMENT AND RELEASE CAREFULLY, THAT HE HAS HAD AMPLE TIME AND OPPORTUNITY TO CONSULT WITH AN ATTORNEY OR OTHER ADVISOR OF HIS CHOOSING CONCERNING HIS EXECUTION OF THIS AGREEMENT, THAT COMPANY HAS ADVISED HIM, AND HEREBY DOES ADVISE HIM, OF HIS OPPORTUNITY TO CONSULT AN ATTORNEY OR OTHER ADVISOR AND HAS NOT IN ANY WAY DISCOURAGED HIM FROM DOING SO, THAT HE FULLY UNDERSTANDS THAT THE AGREEMENT IS FINAL AND BINDING, THAT IT CONTAINS A RELEASE OF POTENTIALLY VALUABLE CLAIMS, AND THAT THE ONLY PROMISES OR REPRESENTATIONS HE HAS RELIED UPON IN SIGNING THIS AGREEMENT ARE THOSE SPECIFICALLY CONTAINED IN THE AGREEMENT ITSELF. EMPLOYEE ALSO ACKNOWLEDGES AND AGREES THAT HE HAS BEEN OFFERED AT LEAST TWENTY-ONE (21) DAYS TO CONSIDER THIS AGREEMENT BEFORE SIGNING AND THAT HE IS SIGNING THIS AGREEMENT VOLUNTARILY, AFTER CONSULTING WITH HIS ATTORNEY, WITH THE FULL INTENT OF RELEASING COMPANY FROM ALL CLAIMS.

         10.      Effective Date and Revocation.

         This Agreement shall become effective and enforceable at twelve o'clock (12:00) noon on the eighth (8th) day immediately following the date of execution of this Agreement. The parties agree that Employee may revoke the Agreement at will prior to that time by giving written notice of the revocation to Company. To be effective, the parties agree that such notice of revocation must be delivered to Adam Battani, the Company's General Counsel, and must be received by him at or before the above-mentioned eighth-day deadline. Employee agrees that, if he revokes the Agreement prior to that time, he will return to Company any and all payments already received pursuant to this Agreement and that the Company will have no further obligation to Employee under this Agreement. The Agreement may not be revoked after that time.

         Employee also agrees that if he ever attempts to rescind, revoke or annul this Agreement after the revocation period or if he attempts at any time to make, assert or prosecute any claim(s) covered by the Release and Covenant Not To Sue contained in Paragraph 3 above, he will, prior to filing or instituting such claim(s), return to Company any and all payments already received by him under this Agreement, plus interest at the


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annual rate of ten percent (10%), and, if Company prevails in defending the enforceability of any portion of the Agreement or in defending itself against any such claim brought by Employee, he will pay Company's attorney's fees and costs incurred in defending itself against the claim(s) and/or the attempted revocation, recission or annulment; provided, however, that Employee shall not be required to repay the monies paid to him under the terms of this Agreement or pay Company all of its attorneys' fees and costs incurred in its defense of Employee's action (except those attorneys' fees specifically authorized under federal or state law) in the event that Employee seeks only to challenge his waiver of claims under the ADEA. Nothing in this Agreement shall limit Company's rights to seek and obtain other remedies for breach of this Agreement.

         11.      Arbitration.

         Company and Employee agree that any dispute arising in connection with, or relating to, this Agreement or the Employment Agreement, will be resolved subject to the arbitration requirements set forth in Section 20 of the Employment Agreement.

         12.      Governing Law.

        This Agreement shall be governed by and construed in accordance with the laws of the state of Georgia, except the choice of law provisions thereof.

         13.      Entire Agreement.

         The parties agree that this Agreement and the Employment Agreement (as revised by this Agreement) together are their entire agreement regarding separation from employment and Employee's release of claims. This Agreement is intended to be the final statement of the parties' intent regarding Employee's termination from employment. The parties agree that this Agreement may not be modified except by a written document signed by both parties expressly stating that it is intended as an amendment.

         14.      Severability

         With the exception of the release contained in Paragraph 3 above, if any provision of this Agreement is unenforceable or is held to be unenforceable, such provision shall be fully severable, and this Agreement and its terms shall be construed and enforced as if such unenforceable provision had never comprised a part hereof, the remaining provisions hereof shall remain in full force and effect, and the court or arbitrator construing the provisions shall add as a part hereof a provision as similar in terms and effect to such unenforceable provision as may be enforceable in lieu of the unenforceable provision. In the event that the release contained in Paragraph 3 above is unenforceable or is held to be unenforceable, the parties understand and agree that the remaining provisions of the Agreement shall be rendered null and void and that neither party shall have any further obligation under any provision of this Agreement.


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         The parties hereby agree to all of the above terms and signify their agreement by their signatures on this page.

         IN WITNESS WHEREOF, the parties hereto have caused this Separation Agreement to be duly executed as of the day and year first above written.


                                 INDUS INTERNATIONAL, INC.

                                 By:  /s/ Thomas W. Williams, Jr.
                                      -----------------------------------------
                                 Name:  Thomas W. Williams, Jr.
                                        Title:  Executive Vice President and
                                                Chief Financial Officer

                                 Date: September 30, 2004


                                 THE EMPLOYEE

                                 /s/ Thomas R. Madison, Jr.
                                 ----------------------------------------------
                                 Thomas R. Madison, Jr.

                                 Date: September 28, 2004


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                           SCHEDULE A - STOCK OPTIONS


GRANT DATE             PLAN                       #OPTIONS       EXERCISE PRICE
----------             ----                       --------       --------------

4/24/01         1997 Director Option Plan           50,000           $4.13

 3/4/02         1997 Stock Plan                    446,000           $5.40

7/10/02         1997 Stock Plan                    450,000           $1.38

                                        Total:     946,000


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